UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K

_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 30, 2008

DELSITE, INC.
(Exact name of Registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation or organization) 2001 Walnut Hill Lane Irving, Texas (Address of principal executive offices)	0-11997 Commission File Number	75-1435663 (I.R.S. Employer Identification No.) 75038 (Zip Code)
Registrant's telephone number, including area code: (972) 518-1300

Carrington Laboratories, Inc.
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)     The Board of Directors of DelSite, Inc. (the "Company") approved an amendment to the bylaws of the Company (the "Bylaws"), effective as of June 30, 2008, to conform the title of the Bylaws to reflect the change in the Company's name from "Carrington Laboratories, Inc." to "DelSite, Inc."  The description of the amendment to the Bylaws is qualified in its entirety by reference to the Amended and Restated Bylaws of the Company which are set forth as Exhibit 3.1 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.
d.	Exhibits

	3.1	Amended and Restated Bylaws of the Company

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DELSITE, INC.

Date: July 7, 2008	By:	/s/ Carlton E. Turner

Carlton E. Turner, Ph.D., D.Sc.
President and Chief Executive Officer

EXHIBIT INDEX
Exhibit
Number	Description

3.1	Amended and Restated Bylaws of the Company